Exhibit 10.1

AMENDMENT NO. 1

TO LIMITED DURATION WAIVER AGREEMENT AND AMENDMENT

This AMENDMENT NO. 1 TO LIMITED DURATION WAIVER AGREEMENT AND AMENDMENT (this “Amendment No. 1”) is dated as of February     , 2008, and is effective as of January 25, 2008, is entered into by and among KIMBALL HILL, INC., an Illinois corporation (the “Borrower”), the Guarantors (defined below), and HARRIS N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (defined below).

RECITALS:

WHEREAS, the Borrower, the Guarantors party thereto from time to time (the “Guarantors”), the Lenders party thereto from time to time (the “Lenders”), the Administrative Agent, Bank of America, N.A., as the Syndication Agent, KeyBank National Association and Wachovia Bank, National Association, as the Co-Documentation Agents, and BMO Capital Markets and Banc of America Securities, LLC, as the Co-Lead Arrangers and the Joint Book Runners, have entered into that certain Amended and Restated Credit Agreement dated as of August 10, 2007 (as amended (including amendments set forth in the Limited Duration Waiver Agreement (defined below)), restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, as a consequence of the Credit Agreement Defaults (defined in the Limited Duration Waiver Agreement), the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent entered into that certain Limited Duration Waiver Agreement and Amendment dated as of January 25, 2008 (the “Limited Duration Waiver Agreement”); and

WHEREAS, the Borrower has concluded that it will not be able to meet the covenant levels in Section 4 to the Limited Duration Waiver Agreement and has asked the Lenders to amend said Schedule 4; and

WHEREAS, the Lenders are willing to amend Schedule 4 to the Limited Duration Waiver Agreement, subject to the terms and conditions set forth in this Amendment No. 1.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           DEFINITIONS

1.1           Each capitalized term used herein and not otherwise defined shall have the meanings ascribed to such term in the Limited Duration Waiver Agreement.  The following terms used in this Amendment No. 1 shall have the meaning set forth below:

“Effective Date” is defined in Section 4.2.

“Loan Party” means the Borrower and the Guarantors.

“Prior Loans Principal Amount” is defined in Section 3.6.

SECTION 2.           AMENDMENTS

2.1           From and after the Effective Date, Schedule 4 to the Limited Duration Waiver Agreement shall be deleted in its entirety and Schedule 4 attached hereto shall be substituted in its place.

2.2           From and after the Effective Date, all references to the Limited Duration Waiver Agreement shall be deemed for all purposes to be references to the Limited Duration Waiver Agreement, as amended by this Amendment No. 1.

SECTION 3.           REPRESENTATIONS AND WARRANTIES

In consideration of the agreement of the Administrative Agent on behalf of the Lenders to enter into this Amendment No. 1, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

3.1           The execution and delivery of this Amendment No. 1 by such Loan Party are within its power and have been duly authorized by all necessary action, and this Amendment No. 1 constitutes a valid and legally binding agreement, enforceable against such Loan Party in accordance with its terms.

3.2           Except as contemplated by the Limited Duration Waiver Agreement, neither any Loan Party nor any Subsidiary of any Loan Party is in violation in any respect of (a) any term of its charter, bylaws or other constitutive documents or (b) any term in any material agreement or other material instrument to which it is a party or by which it or any of its property may be bound, in each case, where such violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

3.3           After giving effect to the provisions of this Amendment No. 1, the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement and in Section 4 of the Limited Duration Waiver Agreement are true and correct as though made on and as of the  date thereof (except to the extent that such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, and disregarding any breaches or adverse effects arising out of the Credit Agreement Defaults, Borrowed Money Defaults or Material Agreement Defaults or any of the other matters expressly set forth in the Limited Duration Waiver Agreement); provided, however, that no Default or Event of Default exists other than the Credit Agreement Defaults.

3.4           Attached to the Limited Duration Waiver Agreement (i) as Schedule 1 is a list of the Credit Agreement Defaults of which senior management of the Borrower has knowledge as of the date hereof, (ii) as Schedule 2 is a list of the Borrowed Money Defaults of which the senior management of the Borrower has knowledge as of the date hereof, and (iii) as Schedule 3 is a list of all Material Agreement Defaults.

3.5           Attached to this Amendment No. 1 as Schedule A is a schedule of all accounts of the Loan Parties (including the name and address of  the depository where such accounts are

maintained and the contact information for the person at such depository administering such accounts) as of February     . 2008.

3.6           Except as expressly provided in Section 2, the execution and delivery of this Amendment No. 1 shall not:  (a) constitute an extension or modification of the Credit Agreement, the Limited Duration Waiver Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the Limited Duration Waiver Agreement or the due date of any of the Obligations; or (c) give rise to any obligation on the part of the Administrative Agent or the Lenders to extend or modify any term or condition of the Credit Agreement, the Limited Duration Waiver Agreement or any of the other Loan Documents.

3.7           As of February     , 2008, the total aggregate outstanding amount of principal under the Credit Agreement with respect to the Revolving Loans, the Swing Loans and the Letters of Credit is $                     (the “Prior Loans Principal Amount”), and the Prior Loans Principal Amount has accrued, and continues to accrue, interest at the rates provided in the Credit Agreement.

3.8           No Loan Party has any knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents.

SECTION 4.           COVENANTS AND AGREEMENTS.

In order to induce Administrative Agent and the Lenders to enter into this Limited Duration Waiver Agreement, the Loan Parties covenant and agree as follows:

4.1           The Administrative Agent has requested that the Loan Parties enter into such documentation as is necessary to create and perfect first priority security interests in the accounts and the proceeds thereof listed on Schedule A annexed hereto, and the Loan Parties covenant and agree to do either of the following, on or before February 26, 2008: (a) agree with the Administrative Agent on the form and substance of a blocked account agreement to be implemented with all depository institutions, and promptly after such agreement has been made, to enter into such agreements with the Administrative Agent and the depository or (b) move all cash into deposit accounts with a Lender, except for amounts representing uncollected checks.  If after the date of this Amendment No. 1 any of the Loan Parties establish or acquire any interest in any accounts not listed on Schedule A, then contemporaneously therewith, the applicable Loan Parties shall enter into documentation necessary to grant and perfect a first priority security interest in such accounts and the proceeds thereof.  All such documentation shall be reasonably satisfactory to the depository, the Administrative Agent and the applicable Loan Parties.

4.2           This Amendment No. 1 shall become effective (the “Effective Date”) on the date that the Administrative Agent shall have received counterparts of this Amendment No. 1 duly executed and delivered by the Administrative Agent, on behalf of the Lenders, the Borrower and the Guarantors.

SECTION 5.           MISCELLANEOUS

5.1           THIS LIMITED WAIVER AGREEMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

5.2           This Amendment No. 1 may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  In proving this Amendment No. 1 in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission or by electronic mail transmission shall be deemed an original signature hereto.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Limited Duration Waiver Agreement and Amendment to be executed as of the date first set forth above, by their respective duly authorized officers.

“Borrower”

KIMBALL HILL, INC., an Illinois corporation, as the Borrower

By:	/s/ C. Kenneth Love
C. Kenneth Love
President and Chief Executive Officer

“Guarantors”

CACTUS HILLS, LLC
KIMBALL HILL HOMES TEXAS
INVESTMENTS, L.L.C.
KIMBALL HILL HOMES TEXAS
OPERATIONS, L.L.C.
KIMBALL HILL TEXAS INVESTMENT
COMPANY, L.L.C.
KIMBALL HILL FAR EAST DETROIT, LLC
KH FINANCIAL HOLDING COMPANY
KHH TEXAS TRADING COMPANY L.P.
KIMBALL HILL HOMES AUSTIN, L.P.
KIMBALL HILL HOMES CALIFORNIA, INC.
KIMBALL HILL HOMES DALLAS, L.P.
KIMBALL HILL HOMES FLORIDA, INC.
KIMBALL HILL HOMES HOUSTON, L.P.
KIMBALL HILL HOMES ILLINOIS, LLC
KIMBALL HILL HOMES NEVADA, INC.
KIMBALL HILL HOMES OHIO, INC.
KIMBALL HILL HOMES OREGON, INC.
KIMBALL HILL HOMES REALTY FLORIDA,
INC.
KIMBALL HILL HOMES SAN ANTONIO, L.P.
KIMBALL HILL HOMES TEXAS, INC.
KIMBALL HILL HOMES WASHINGTON, INC.
KIMBALL HILL HOMES WISCONSIN, INC.
NATIONAL CREDIT AND GUARANTY CORPORATION
RIVER OAKS REALTY, L.P.
18TH AND PEORIA, LLC
KIMBALL HILL URBAN CENTERS, L.L.C.
KIMBALL HILL URBAN CENTERS CHICAGO

ONE, L.L.C.
KIMBALL HILL URBAN CENTERS CHICAGO
TWO, L.L.C.
KIMBALL HILL STATEWAY, INC.
KIMBALL HILL BELLEVUE RANCH, LLC
KIMBALL HILL SHELDON LAKES, LLC
KIMBALL HILL VILLAGES, LLC
KH INGHAM PARK SOUTH, LLC
KH SRAV II, LLC
RIVER OAKS HOMES, LLP
PARKVIEW LIMITED PARTNERSHIP
RIVER POINTE LIMITED PARTNERSHIP
KIMBALL HILL CHADWICK FARMS
LIMITED PARTNERSHIP
KIMBALL HILL MARBELLA ESTATES
LIMITED PARTNERSHIP
INDIAN TRAILS LIMITED PARTNERSHIP
EDGEWATER LIMITED PARTNERSHIP
HUNTINGTON CHASE LIMITED
PARTNERSHIP
LEGEND LAKES LIMITED PARTNERSHIP
WATERFORD LIMITED PARTNERSHIP
WHISPERING MEADOW LIMITED
PARTNERSHIP
WHITE OAK LIMITED PARTNERSHIP
KIMBALL MOUNTAIN FIRST LIMITED
PARTNERSHIP
GABLES AT HIDDENBROOK LIMITED
PARTNERSHIP
KIMBALL HILL URBAN CENTERS SPECIAL
PURPOSES, L.L.C.
TERRAMINA, LLC

By:	/s/ C. Kenneth Love
C. Kenneth Love
Vice Chairman

KIMBALL HILL TX PROPERTIES, LLC

By:	Kimball Hill Homes Houston, L.P., its manager

	By:	/s/ C. Kenneth Love
C. Kenneth Love
Vice Chairman

THE HAMILTON PLACE PARTNERSHIP

By:	Kimball Hill Homes Illinois, LLC, its general partner

By:		/s/ C. Kenneth Love
C. Kenneth Love
Vice Chairman

HARRIS N.A., in its capacity as the Administrative Agent for the Lenders

By:	/s/ James A. Jerz
Name:	James A. Jerz
Title:	Vice President

SCHEDULE A

TO AMENDMENT NO. 1

SCHEDULE A

Attached

SCHEDULE 4

TO AMENDMENT NO. 1

SCHEDULE 4

AMENDED FINANCIAL COVENANTS

		Original Covenants	Amended Covenants
Section 8.7(h)	Guaranties of JV Indebtedness to ATNW <	35%	45%
Section 8.22(a)	Tangible Net Worth >	$302,000,000	$154,000,000
Section 8.22(b)	Leverage Ratio <	1.75	2.75
Section 8.22(c)	Builder Leverage Ratio <	1.50	2.25
Section 8.22(e)	Global Land Value to ATNW <	1.50	1.75
Section 8.22(f)	Minimum LTM EBITDA >	$25,000,000	$10,000,000